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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 7, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

            Michigan                                38-1999511
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                  Identification No.)

      25505 W. Twelve Mile Road, Suite 3000                    48034-8339
              Southfield, Michigan                             (Zip Code)
     (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (248) 353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


(c)

                  On December 7, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing the appointment of Kenneth
         S. Booth as Chief Financial Officer on that date. The press release, dated December 7, 2004, is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

         Kenneth S. Booth; age 37; Chief Financial Officer
                  Mr. Booth joined the Company in January 2004 as Director of Internal Audit. He was named Chief Accounting Officer in May 2004 and to his present position in December 2004. From August 1991 until joining the Company, Mr. Booth worked in public accounting, most recently as a senior manager at PricewaterhouseCoopers LLP.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated December 7, 2004




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT ACCEPTANCE CORPORATION
                                      (Registrant)

                                      By: /s/ Kenneth S. Booth
                                      ------------------------
                                      Kenneth S. Booth
                                      Chief Financial Officer
                                       December 9, 2004
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                               INDEX OF EXHIBITS

   EXHIBIT NO.                    DESCRIPTION

     99.1            Press Release dated December 7, 2004